FOMO ETF

Ticker Symbol: FOMO

Fat Tail Risk ETF

Ticker Symbol: FATT

(each a series of Collaborative Investment Series Trust)

Supplement dated November 15, 2021 to the

Statement of Additional Information (“SAI”) dated May 23, 2021.

The following supersedes any contrary information contained in any current SAI

The following is added to the “TYPES OF INVESTMENTS” section of the Funds’ Statement of Additional Information.

Grayscale Bitcoin Trust

Each Fund may invest indirectly in bitcoins exclusively through a Delaware statutory trust (“Grayscale Bitcoin Trust”) that offers exposure to bitcoin. Grayscale Bitcoin Trust offers shares on an ongoing basis through private placements pursuant to the exemption from registration provided by Rule 506(c) under Regulation D of the Securities Act of 1933, as amended. Bitcoins are a digital commodity that are not issued by a government, bank or central organization. Bitcoins exist on an online, peer-to-peer computer network that hosts a public transaction ledger where bitcoin transfers are recorded (the “Blockchain”). Bitcoins have no physical existence beyond the record of transactions on the Blockchain. The Grayscale Bitcoin Trust invests principally in bitcoins.

The value of each Fund’s investment in the Grayscale Bitcoin Trust is subject to fluctuations in the value of bitcoins. The value of bitcoins is determined by the supply of and demand for bitcoins in the global market for the trading of bitcoins, which consists of transactions on electronic bitcoin exchanges (“Bitcoin Exchanges”). Pricing on Bitcoin Exchanges and other venues can be volatile and can adversely affect the value of the Grayscale Bitcoin Trust. Currently, there is relatively small use of bitcoins in the retail and commercial marketplace in comparison to the relatively large use of bitcoins by speculators, thus contributing to price volatility that could adversely affect each Fund’s investment in the Grayscale Bitcoin Trust. Bitcoin transactions are irrevocable and stolen or incorrectly transferred bitcoins may be irretrievable. As a result, any incorrectly executed bitcoin transactions could adversely affect the value of each Fund’s investment in the Grayscale Bitcoin Trust. Shares of the Grayscale Bitcoin Trust may trade at a premium or discount to the net asset value of the Grayscale Bitcoin Trust.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated May 23, 2021 for each Fund, which provides information that you should know about the Fund before investing and should be retained for future references. These documents are available upon request and without charge by calling (866) 904-0406.